THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND ARE PROPOSED TO BE ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE SECURITIES ACT.  UPON ANY SALE, SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

REGULATION SUBSCRIPTION AGREEMENT

NON-U.S. PERSONS ONLY

THIS AGREEMENT is made effective as of the 7 day of january, 2013.

BETWEEN:

THE SUBSCRIBER LISTED ON THE EXECUTION PAGE TO THIS AGREEMENT

(hereinafter called the “Subscriber”)
OF THE FIRST PART

AND:

GREAT AMERICAN ENERGY CORP a Nevada corporation, having a corporate office at 999 18th Street Suite 3000 Denver, Colorado 80202..
(hereinafter called the “Corporation”)

OF THE SECOND PART

THE PARTIES HEREBY AGREE AS FOLLOWS:

1.    DEFINITIONS

The following terms will have the following meanings for all purposes of this Agreement.

(a)	“Agreement” means this Agreement, and all schedules and amendments to this Agreement.

(b)	“Common Stock” means the shares of Common Stock of the Corporation, $0.90 par value per share.

(c)	“Corporation” means Great American Energy Corp, a Nevada corporation.

(d)	“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

(e)	“Offering” means the offering of the Units by the Corporation as set forth herein.

(f)	“Purchase Price” means the purchase price payable by the Subscriber to the Corporation in consideration for the purchase and sale of the Units in accordance with Section 2 of this Agreement.

(g)	“SEC” means the United States Securities and Exchange Commission.

(h)	“Securities Act” means the United States Securities Act of 1933, as amended.

(i)	“Shares” means those shares of Common Stock to be purchased by the Subscriber.

(j)	“Subscriber” means the Subscriber executing the signature page to this Agreement.

(k)	“Subscription” means the purchase and sale of the Units in accordance with Section 2.1 of this Agreement.

(l)	“Unit” means a unit consisting of one (1) Share and one (1) Warrant.

(m)
“Warrant” means one share purchase warrant entitling the holder thereof to purchase one (1) share of Common Stock of the Corporation at a price of $1.30 per share during the period of the date that is three (3) years from the date of issuance.

(n)	“Warrant Exercise Price” means $1.30 US per share.

(o)	“Warrant Shares” means the Common Stock issuable upon exercise of the Warrants.

All dollar amounts referred to in this agreement are in United States funds, unless expressly stated otherwise.

2.    PURCHASE AND SALE OF UNITS

Subject to the terms and conditions of this Agreement, the Subscriber hereby subscribes for and agrees to purchase from the Corporation such number of Units as is set forth upon the signature page hereof at a price equal to $0.90 US per Unit. Upon execution, the subscription by the Subscriber will be irrevocable.

The Purchase Price is payable by the Subscriber upon execution of this Agreement and the Purchase Price shall be paid by wire transfer into the Corporation's bank account, the details of which are set out below:

Bank of America
333 S. Hope Ste 100
Los Angeles CA 90071
Checking Account 21295-66677
Routing 121000358
Swift Code: BOFAUS3N

Upon execution by the Corporation, the Corporation agrees to sell such Units to the Subscriber for the Purchase Price subject to the Corporation's right to sell to the Subscriber such lesser number of Units as it may, in its sole discretion, deem necessary or desirable.

Any acceptance by the Corporation of the Subscription is conditional upon compliance with all securities laws and other applicable laws of the jurisdiction in which the Subscriber is resident, and the Subscriber hereby confirms it has complied with all such laws. Each Subscriber will deliver to the Corporation all other documentation, agreements, representations and requisite government forms required by the lawyers for the Corporation as required to comply with all securities laws and other applicable laws of the jurisdiction of the Subscriber.

Pending acceptance of this Subscription by the Corporation, all funds paid by the Subscriber shall be deposited by the Corporation and immediately available to the Corporation for its corporate purposes. In the event the Subscription is not accepted, the Subscription funds will constitute a non-interest bearing demand loan of the Subscriber to the Corporation.

The Subscriber hereby authorizes and directs the Corporation to deliver the securities to be issued to such Subscriber pursuant to this Agreement to the Subscriber's address indicated on the signature page of this Agreement.

The Subscriber acknowledges and agrees that the Subscription for the Units and the Corporation's acceptance of the Subscription is not subject to any minimum subscription for the Offering.

3.    REGULATION S AGREEMENTS OF THE SUBSCRIBER

The Subscriber represents and warrants to the Corporation that the Subscriber is not a “U.S. Person” as defined by Regulation S of the Securities Act and is not acquiring the Units for the account or benefit of a U.S. Person.

A 'U.S. Person' is defined by Regulation S of the Securities Act to be any person who is:

(a)	any natural person resident in the United States;

(b)	any partnership or corporation organized or incorporated under the laws of the United States;
(c)	any estate of which any executor or administrator is a U.S. person;

(d)	any trust of which any trustee is a U.S. person;

(e)	any agency or branch of a foreign entity located in the United States;
(f)	any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

(g)	any partnership or corporation if
(i) organized or incorporated under the laws of any foreign jurisdiction; and

(ii) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited Subscribers (as defined in Section 230.501(a) of the Securities Act) who are not natural persons, estates or trusts.

The Subscriber acknowledges that the Subscriber was not in the United States at the time the offer to purchase the Units was received.

     The Subscriber acknowledges that the Shares, the Warrants and the Warrant Shares are “restricted securities” within the meaning of the Securities Act and will be issued to the Subscriber in accordance with Regulation S of the Securities Act.

The Subscriber agrees not to engage in hedging transactions with regard to the Shares, the Warrants and the Warrant Shares unless in compliance with the Securities Act.

The Subscriber and the Corporation agree that the Corporation will refuse to register any transfer of the Shares, the Warrants and the Warrant Shares not made in accordance with the provisions of Regulation S of the Securities Act, pursuant to registration under the Securities Act, pursuant to an available exemption from registration, or pursuant to this Agreement.

The Subscriber agrees to resell the Shares, the Warrants and the Warrant Shares only in accordance with the provisions of Regulation S of the Securities Act, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration pursuant to the Securities Act.

The Subscriber acknowledges and agrees that all certificates representing the Shares and the Warrant Shares will be endorsed with the following legend in accordance with Regulation S of the Securities Act, together with any other legends reasonably required by counsel for the Corporation:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE SECURITIES ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

The Subscriber acknowledges and agrees that all certificates representing the Warrants will be endorsed with the following legend in accordance with Regulation S of the Securities Act:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE SECURITIES ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT. THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR ON BEHALF OF A PERSON IN THE UNITED STATES OR A U.S. PERSON UNLESS THE WARRANT AND THE UNDERLYING SHARES AND WARRANTS HAVE BEEN REGISTERED UNDER THE SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE SECURITIES ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

4.    REPRESENTATIONS AND WARRANTIES OF THE SUBSCRIBER

The Subscriber represents and warrants to the Corporation as follows, and acknowledges that the Corporation is relying upon such covenants, representations and warranties in connection with the sale of the Units to such Subscriber:

The Subscriber is an investor in securities of companies in the development stage and acknowledges that he/she/it is able to fend for himself/herself/itself, can bear the economic risk of his/her/its investment, and has such knowledge and experience in financial or business matters such that he/she/it is capable of evaluating the merits and risks of the investment in the Units. The Subscriber can bear the economic risk of this investment, and, if the Subscriber is not an individual, was not organized for the purpose of acquiring the Units.

The Subscriber has had full opportunity to review the Corporation's filings with the SEC pursuant to the Securities Act and the Exchange Act, including the Corporation's Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and additional information regarding the business and financial condition of the Corporation. The Subscriber believes he/she/it has received all the information he/she/it considers necessary or appropriate for deciding whether to purchase the Units. The Subscriber further represents that he/she/it has had an opportunity to ask questions and receive answers from the Corporation regarding the terms and conditions of the Offering and the business, properties, prospects and financial condition of the Corporation. The Subscriber has had full opportunity to discuss this information with the Subscriber's legal and financial advisers prior to execution of this Agreement.

The Subscriber acknowledges that the offering of the Units by the Corporation has not been reviewed by the SEC and that the Units are being issued by the Corporation pursuant to an exemption from registration under the Securities Act.

The Subscriber understands that the Units he/she/it is purchasing are characterized as “restricted securities” under the Securities Act inasmuch as they are being acquired from the Corporation in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, the Subscriber represents that he/she/it is familiar with Rule 144 under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

The Units will be acquired by the Subscriber for investment for the Subscriber's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Subscriber has no present intention of selling, granting any participation in, or otherwise distributing the same. The Subscriber does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Units.

An investment in the Corporation is highly speculative and only Subscribers who can afford the loss of their entire investment should consider investing in the Corporation and the Units. The Subscriber is financially able to bear the economic risks of an investment in the Corporation.

       The Subscriber recognizes that the purchase of the Units involves a high degree of risk in that the Corporation is in the early stages of development of its business and may require substantial funds in addition to the proceeds of this private placement.

The Subscriber is not aware of any advertisement of the Units.

This Agreement has been duly authorized, validly executed and delivered by the Subscriber.

The Subscriber has satisfied himself/herself/itself as to the full observance of the laws of his/her/its jurisdiction in connection with any invitation to subscribe for the Units or any use of this Agreement, including: (a) the legal requirements within his/her/its jurisdiction for the purchase of the Units; (b) any foreign exchange restrictions applicable to such purchase; (c) any governmental or other consents that may need to be obtained; (d) the income tax and other tax consequences, if any, that may be relevant to an Investment in the Units; and (e) any restrictions on transfer applicable to any disposition of the Units imposed by the jurisdiction in which the Subscriber is resident.

The Subscriber is purchasing the Units as principal for his/her/its own account and not for the benefit of any other person.

5.   MISCELLANEOUS

Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to the Corporation, at its corporate office at 999 18th Street Suite 3000 Denver, Colorado 80202, Attention: Felipe Pimienta - President, and to the Subscriber at his/her/its address indicated on the last page of this Agreement. Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

This Agreement will be governed by and construed in accordance with the laws of the State of Nevada applicable to contracts made and to be performed therein. The parties hereby submit to personal jurisdiction in the Courts of the State of Nevada for the enforcement of this Agreement and waive any and all rights under the laws of any state to object to jurisdiction within the State of Nevada for the purposes of litigation to enforce this Agreement.

The Subscriber agrees that the representations, warranties and covenants of the Subscriber herein will be true and correct both as of the execution of this Agreement and as of the date of this Agreement will survive the completion of the issuance of the Units. The representations, warranties and covenants of the Subscriber herein are made with the intent that they be relied upon by the Corporation in determining the eligibility of a purchaser of Units and the Subscriber agrees to indemnify the Corporation and its respective trustees, affiliates, shareholders, directors, officers, partners, employees, advisors and agents against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur which are caused or arise from a breach thereof. The Subscriber undertakes to immediately notify the Corporation at 999 18th Street Suite 3000 Denver, Colorado 80202 of any change in any statement or other information relating to the Subscriber set forth herein.

Time shall be of the essence hereof.

     This Agreement represents the entire agreement of the parties hereto relating to the subject matter hereof and there are no representations, covenants or other agreements relating to the subject matter hereof except as stated or referred to herein.

The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the Subscriber and the Corporation and their respective heirs, executors, administrators, successors and assigns; provided that, except for the assignment by a Subscriber who is acting as nominee or agent to the beneficial owner and as otherwise herein provided, this Agreement shall not be assignable by any party without prior written consent of the other parties.

The Subscriber, on his/her/its own behalf and, if applicable, on behalf of others for whom he/she/it is contracting hereunder, agrees that this Subscription is made for valuable consideration and may not be withdrawn, cancelled, terminated or revoked by the Subscriber, on his/her/its own behalf and, if applicable, on behalf of others for whom he/she/it is contracting hereunder.

Neither this Agreement nor any provision hereof shall be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

The invalidity, illegality or unenforceability of any provision of this Agreement shall not affect the validity, legality or enforceability of any other provision hereof.

The headings used in this Agreement have been inserted for convenience of reference only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

The covenants, representations and warranties contained herein shall survive the closing of the transactions contemplated hereby.

This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each party and delivered to the other party, it being understood that all parties need not sign the same counterpart.

[The remainder of this page is intentionally left blank]

IN WITNESS WHEREOF, this Agreement is executed as of the day and year first written above.

NUMBER OF UNITS SUBSCRIBED FOR:                           202,778
CORPORATE SUBSCRIBER:

Signature of Authorized Signatory:                                              /s/      illegible

Name of Subscriber:                                                                      Pacific Oil & Gas Investments Ltd.

Name and Title of Authorized Signatory:

Address of Subscriber:                                                                  Level 3
267 St. Georges Terrace
Perth, WA  6000
Australia

Telephone Number of Subscriber:                                               +61 (0) 8 9261 7781

ACCEPTED BY:

GREAT AMERICAN ENERGY CORP
a Nevada corporation

Signature of Authorized Signatory:                                                /s/ Felipe Pimienta

Name of Authorized Signatory:                                                      FELIPE PIMIENTA

Position of Authorized Signatory:                                                 CEO

Date of Acceptance:                                                                        January 21, 2013